UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 or 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earlit event reported): October 11, 2017

RENNOVA HEALTH, INC.
(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

001-35141	68-0370244
(Commission File Number)	(I.R.S. Employer Identification No.)

400 S. Australian Avenue, Suite 800, West Palm Beach, Florida	33401
(Address of Principal Executive Offices)	(Zip Code)

(561) 855-1626

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangement of Certain Officers.

Effective October 11, 2017, our Board of Directors increased the size of our Board to six members and elected Gary L. Blum and John Beach to fill the newly-created vacancies.

Mr. Blum, 76, established the Law Offices of Gary L. Blum in 1986. Mr. Blum has served as counsel for a wide variety of closely-held and public companies for over three decades. Prior to becoming an attorney, he was a tenured professor of philosophy at the University of Nebraska, Omaha.

John Beach, 55, has conceived and managed entrepreneurial ventures related to the healthcare industry for three decades. Most recently, he was Chief Executive Officer of Accelerated Care Plus Corporation, the nation’s leading provider of integrated clinical rehabilitation programs for post-acute rehabilitation providers, from 2000 through December 2012. From December 2012 to March 2015, he was a private investor. He has been a director of Alana HealthCare, LLC, a post-acute care provider, since March 2014 and served as Co-Chief Executive Officer from March 2015 through December 2016. Since 2010, Mr. Beach has been the Chief Executive Officer of Next Steps LLC, which provides consulting services to investment firms.

The Board then made the following appointments to the three Standing Board Committees.

Audit:

John Beach (Chairman)

Gary L. Blum

Dr. Kamran Ajami

Compensation:

Gary L. Blum (Chairman)

John Beach

Dr. Kamran Ajami

Nominating/Corporate Governance:

Dr. Kamran Ajami (Chairman)

John Beach

Gary L. Blum

In addition to each being “independent,” the Board of Directors determined that each of Mr. Blum and Mr. Beach is “financially literate” as required by the Listing Rules of The Nasdaq Stock Market and that Mr. Beach qualifies as an “audit committee expert” as defined by the rules and regulations of the Securities and Exchange Commission and meets the qualifications of “financial sophistication” under the Listing Rules of The Nasdaq Stock Market. As a result of the above appointments, each Committee is now made up of Mr. Blum, Mr. Beach and Dr. Ajami, three independent directors.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 11, 2017	RENNOVA HEALTH, INC.

	By:	/s/ Seamus Lagan
Seamus Lagan
Chief Executive Officer
(principal executive officer)